Exhibit 23(b)



                         CONSENT OF INDEPENDENT AUDITORS



The Board of Directors
CNS, Inc.:

            We consent to the use of our reports incorporated herein by reference in this Form S-8 Registration Statement.



                                        /s/ KPMG Peat Marwick LLP


Minneapolis, Minnesota
July 28, 1998